UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 16, 2021
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Frenso, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CVCY	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
    On June 16, 2021, the board of directors of Central Valley Community Bancorp (Company) adopted Amended and Restated Bylaws to reorganize and modernize the bylaws of the Company. Although the bylaws have been amended from time-to-time over the years (most recently at the 2021 annual meeting of the shareholders to change the range of authorized directors to not less than nine nor more than 15), much of the original bylaws from the Company’s formation in 2000 remained the same. The Amended and Restated Bylaws were adopted to incorporate changes in the law and industry practice since the Company’s formation. Changes made in the Amended and Restated Bylaws include, without limitation:

•The date and time of the annual meeting was changed from a fixed date and time to the date and time set by the Board each year;
•The required location for the annual meeting of the shareholders was changed from within the State of California to within or without the State of California as designated by the Board;
•A provision for shareholder proposals at the annual meeting was added;
•The use of electronic communications was expanded, including, without limitation, for shareholder and board meetings and communications;
•The frequency of board meetings was changed from monthly to as determined and set by the Board;
•A provision for the appointment of board committees was added;
•The roles of the chief executive officer and controller were specifically addressed; and
•The indemnification rights of officers, directors, employees and agents were specified in greater detail.
The Amended and Restated Bylaws are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1     Central Valley Community Bancorp Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 25, 2021	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ David A. Kinross David A. Kinross Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index
Exhibit No.	Description
99.1	Central Valley Community Bancorp Amended and Restated Bylaws